UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2010

VERENIUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29173	22-3297375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Cambridge Parkway, Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 674-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2010, the stockholders of Verenium Corporation (the “Company”) approved the Verenium Corporation 2010 Equity Incentive Plan (the “2010 Plan”). The 2010 Plan was approved by the Company’s Board of Directors on April 19, 2010, subject to approval by the Company’s stockholders. The terms of the 2010 Plan provide for the grant of stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, other stock awards, and performance awards that may be settled in cash, stock, or other property. The total number of shares of the Company’s common stock reserved for issuance under the 2010 Plan consists of 2,000,000 shares. The description of the 2010 Plan contained herein is qualified in its entirety by reference to the full text of the 2010 Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders was held on June 14, 2010. There were 12,277,884 shares of common stock entitled to be voted, and 7,477,580 shares present in person or by proxy, at the Annual Meeting.

Three items of business were acted upon by stockholders at the Annual Meeting. The voting results are as follows:

1.	Election of Directors.

Stockholders elected the three nominees to serve on the board of directors until the 2013 Annual Meeting of Stockholders.

	Votes For	Votes Withheld	Broker Non-Votes
Dr. Fernand Kaufmann	2,822,056	125,462	4,531,060
Mr. Carlos A. Riva	2,833,562	113,956	4,531,060
Mr. John F. Dee	2,865,308	82,210	4,531,060

2.	Approval of the Company’s 2010 Equity Incentive Plan

Stockholders approved the adoption of the Company’s 2010 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,414,581	505,093	34,161	4,531,060

3.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010.

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2010.

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,354,088	88,882	34,610	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Verenium Corporation 2010 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERENIUM CORPORATION

Dated: June 18, 2010	By:	/s/ James E. Levine
	Name:	James E. Levine
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Verenium Corporation 2010 Equity Incentive Plan.